UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12 | 31 | 14

Annual report

Putnam VT Income Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

High current income consistent with what Putnam Investment Management, LLC believes to be prudent risk

Net asset value December 31, 2014

Class IA: $12.01	Class IB: $11.90

Total return at net asset value

			Barclays
			U.S. Aggregate
(as of 12/31/14)	Class IA shares*	Class IB shares†	Bond Index

1 year	6.68%	6.46%	5.97%

5 years	40.25	38.55	24.31
Annualized	7.00	6.74	4.45

10 years	78.47	74.01	58.42
Annualized	5.96	5.70	4.71

Life	496.85	465.99	468.68
Annualized	6.86	6.65	6.69

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit quality

P-1	2.9%

Aaa	49.0%

Aa	1.6%

A	8.2%

Baa	25.1%

Ba	8.3%

B	4.2%

Caa and below	5.1%

Not rated	–4.4%

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT Income Fund 1

Report from your fund’s managers

What was the bond market environment like during the 12-month reporting period ended December 31, 2014?

The period began just after the Federal Reserve’s December 2013 announcement that it would begin tapering its bond-buying program, which ended in October 2014. As we moved into spring, concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East, prompted investors to seek the perceived safety of U.S. Treasuries. Demand for Treasuries also received a boost in June when the European Central Bank [ECB] implemented a negative deposit rate of -0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth. Sharply lower yields on sovereign bonds issued by peripheral European countries also indirectly dampened Treasury yields.

Fixed-income markets experienced several bouts of volatility during late summer and early fall. Yields on intermediate- to longer-dated bonds fell globally, and most bond market sectors underperformed Treasuries.

Interest rates were volatile in September and particularly so in October, before settling down and generally declining during the remainder of the period. The yield on the benchmark 10-year Treasury rose to 2.63% in mid-September, fell to 2.07% on December 16, and ended the period at 2.17%. With the Fed ending its bond-buying program while other countries appeared poised to ramp up monetary stimulus, we were not surprised to see some degree of rate volatility. Additionally, with U.S. gross domestic product growing at a 5% annual rate in the third quarter of 2014 — its strongest pace in 11 years — investors sought to fine-tune their forecasts as to when the U.S. central bank is likely to begin raising its target for short-term interest rates. Shorter-term Treasury yields rose late in the period, partially discounting the Fed’s first rate increase, which is likely to occur sometime during 2015, in our view.

Oil prices continued a decline that began in midsummer on concerns that the global market was oversupplied. Widespread deceleration of global economic growth, particularly in Europe and China, sapped demand for oil, as did a November 27 announcement by the Organization of Petroleum Exporting Countries that the cartel would not cut its output.

Which holdings and strategies had the biggest influence on the portfolio’s relative performance?

The portfolio delivered positive returns for the reporting period and modestly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Our prepayment and mortgage credit strategies were the biggest contributors to performance versus the benchmark. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our positions in interest-only collateralized mortgage obligations [IO CMOs]. As a result, prepayment speeds that were slower than expected provided a tailwind to our IO CMO holdings.

In mortgage credit, our investments in subordinated mezzanine commercial mortgage-backed securities [CMBS] were the most additive. Our CMBS holdings benefited from supportive commercial real estate fundamentals amid an improving U.S. economy, along with persistent investor demand for higher-yielding bonds. Positions in non-agency residential mortgage-backed securities [RMBS] also helped, as their relatively high yields similarly attracted investors. Within this sector, our holdings of pay-option adjustable-rate mortgage-backed securities [pay-option ARMs] were the main contributors to performance.

On the downside, interest-rate and yield-curve strategies detracted from relative performance. The portfolio was defensively positioned for a rising-rate environment and a steepening yield curve. The portfolio’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark, meaning the portfolio was comparatively less sensitive to rate fluctuations. However, with rates declining during the period and the yield curve flattening, this positioning hampered the portfolio’s relative results.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. In addition, we employed interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO holdings. We also utilized total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as credit default swaps to hedge the portfolio’s credit risk, and to manage the fund’s overall downside risk.

What is your outlook for the months ahead, and how are you positioning the portfolio?

We believe U.S. economic growth may accelerate in 2015, given improving trends in employment and a pickup in consumer and business spending. If this occurs, we think it sets the stage for the Fed to begin raising the federal funds rate. That said, with U.S. inflation still running below the central bank’s 2% target, we believe lower oil prices may cause the Fed to take a more dovish stance and defer the first rate increase until later in 2015. We’ll be monitoring these factors closely in the weeks to come.

As for portfolio positioning, we plan to continue de-emphasizing interest-rate risk by keeping the portfolio’s duration shorter than the benchmark’s duration. We plan to maintain our allocations to CMBS and investment-grade corporate bonds. Concerning prepayment risk, we expect to continue our efforts to try to capitalize on anticipated slower prepayment speeds through allocations to agency IO CMOs. We continue to find prepayment risk attractive, given the potential for higher interest rates amid a strengthening U.S. economy. Additionally, we believe that government policy risk remains subdued, and mortgage lending continues to be constrained.

2 Putnam VT Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Kevin F. Murphy.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies.

In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/13*	0.60%	0.85%

Annualized expense ratio for the
six-month period ended 12/31/14†	0.57%	0.82%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$2.88	$4.14	$2.91	$4.18

Ending value
(after expenses)	$1,005.00	$1,004.20	$1,022.33	$1,021.07

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Income Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2015

Putnam VT Income Fund 5

The fund’s portfolio 12/31/14

MORTGAGE-BACKED SECURITIES (43.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (18.4%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.957s, 2032	$44,840	$65,483
IFB Ser. 3408, Class EK, 25.146s, 2037	419,156	662,407
IFB Ser. 2976, Class LC, 23.83s, 2035	60,163	93,858
IFB Ser. 2979, Class AS, 23.684s, 2034	27,291	34,050
IFB Ser. 3072, Class SM, 23.207s, 2035	272,224	414,255
IFB Ser. 3065, Class DC, 19.378s, 2035	440,676	637,552
IFB Ser. 2990, Class LB, 16.535s, 2034	374,991	494,635
IFB Ser. 4105, Class HS, IO, 6.439s, 2042	1,151,272	284,606
IFB Ser. 4139, Class SA, IO, 5.989s, 2042	2,011,013	490,747
IFB Ser. 4143, Class DS, IO, 5.959s, 2042	2,546,896	609,572
IFB Ser. 4245, Class AS, IO, 5.839s, 2043	3,119,349	702,936
IFB Ser. 271, Class S5, IO, 5.839s, 2042	2,131,714	500,484
IFB Ser. 3852, Class NT, 5.839s, 2041	810,783	830,745
IFB Ser. 326, Class S2, IO, 5.789s, 2044	3,769,118	924,805
IFB Ser. 310, Class S4, IO, 5.789s, 2043	878,706	218,288
IFB Ser. 327, Class S8, IO, 5.759s, 2044	1,240,076	290,798
IFB Ser. 314, Class AS, IO, 5.729s, 2043	2,294,225	555,155
Ser. 4132, Class IP, IO, 4 1/2s, 2042	3,121,201	534,885
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,224,933	238,494
Ser. 4018, Class DI, IO, 4 1/2s, 2041	1,409,547	228,389
Ser. 3707, Class PI, IO, 4 1/2s, 2025	976,777	93,341
Ser. 4116, Class MI, IO, 4s, 2042	2,731,195	511,971
Ser. 4338, Class TI, IO, 4s, 2029	2,727,057	356,917
Ser. 311, Class IO, IO, 3 1/2s, 2043	1,953,937	401,180
Ser. 4165, Class AI, IO, 3 1/2s, 2043	2,822,024	468,061
Ser. 303, Class C19, IO, 3 1/2s, 2043	1,443,577	303,568
Ser. 304, Class C22, IO, 3 1/2s, 2042	3,366,403	731,798
Ser. 4122, Class AI, IO, 3 1/2s, 2042	2,759,912	385,982
Ser. 3995, Class KI, IO, 3 1/2s, 2027	2,273,408	276,969
Ser. 4182, Class GI, IO, 3s, 2043	4,776,218	533,630
Ser. 4141, Class PI, IO, 3s, 2042	2,349,315	297,752
Ser. 4158, Class TI, IO, 3s, 2042	5,984,242	764,846
Ser. 4165, Class TI, IO, 3s, 2042	7,085,944	921,173
Ser. 4176, Class DI, IO, 3s, 2042	5,339,012	667,857
Ser. 4183, Class MI, IO, 3s, 2042	2,237,928	284,441
Ser. 13-4206, Class IP, IO, 3s, 2041	2,269,743	292,207
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	3,215,510	344,317
Ser. 4039, Class PI, IO, 2 1/2s, 2027	6,808,880	642,342
Ser. T-56, Class A, IO, 0.524s, 2043	4,340,202	73,241
Ser. T-56, Class 2, IO, zero %, 2043 F	12,414,802	485
Ser. 3835, Class FO, PO, zero %, 2041	2,781,702	2,410,066
Ser. 3369, Class BO, PO, zero %, 2037	11,007	9,929
Ser. 3391, PO, zero %, 2037	71,151	64,077
Ser. 3300, PO, zero %, 2037	115,352	101,546
Ser. 3175, Class MO, PO, zero %, 2036	22,816	20,720
Ser. 3210, PO, zero %, 2036	49,063	46,151
FRB Ser. 3117, Class AF, zero %, 2036	8,129	6,758
FRB Ser. 3326, Class WF, zero %, 2035	9,041	7,168
FRB Ser. 3036, Class AS, zero %, 2035	3,184	3,168

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.883s, 2036	280,205	520,919
IFB Ser. 06-8, Class HP, 23.945s, 2036	350,996	538,842
IFB Ser. 05-45, Class DA, 23.799s, 2035	661,394	1,025,241
IFB Ser. 07-53, Class SP, 23.579s, 2037	235,375	363,455
IFB Ser. 05-122, Class SE, 22.507s, 2035	548,492	810,679
IFB Ser. 05-75, Class GS, 19.742s, 2035	273,634	377,418
IFB Ser. 05-106, Class JC, 19.598s, 2035	252,653	376,539
IFB Ser. 05-83, Class QP, 16.953s, 2034	78,496	105,300

MORTGAGE-BACKED SECURITIES (43.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 11-4, Class CS, 12.561s, 2040	$440,640	$535,175
IFB Ser. 13-19, Class DS, IO, 6.031s, 2041	2,122,960	371,850
Ser. 06-10, Class GC, 6s, 2034	547,592	555,806
IFB Ser. 13-59, Class SC, IO, 5.981s, 2043	2,949,975	645,304
IFB Ser. 13-13, Class SA, IO, 5.981s, 2043	2,990,574	717,140
IFB Ser. 12-128, Class ST, IO, 5.981s, 2042	1,255,941	298,035
Ser. 13-98, Class SA, IO, 5.781s, 2043	1,319,587	320,660
IFB Ser. 13-101, Class AS, IO, 5.781s, 2043	5,279,297	1,343,792
IFB Ser. 13-103, Class SK, IO, 5.751s, 2043	974,595	243,403
Ser. 13-101, Class SE, IO, 5.731s, 2043	2,817,521	714,157
IFB Ser. 13-136, Class SB, IO, 5.731s, 2044	7,398,158	1,691,811
IFB Ser. 13-102, Class SH, IO, 5.731s, 2043	2,865,602	701,557
Ser. 418, Class C24, IO, 4s, 2043	1,995,372	410,298
Ser. 12-124, Class UI, IO, 4s, 2042	5,899,156	1,091,344
Ser. 12-40, Class MI, IO, 4s, 2041	2,877,266	436,730
Ser. 12-62, Class EI, IO, 4s, 2041	3,330,971	547,069
Ser. 12-22, Class CI, IO, 4s, 2041	2,333,595	374,302
Ser. 418, Class C15, IO, 3 1/2s, 2043	4,229,124	871,266
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	2,078,109	313,668
Ser. 13-55, Class IK, IO, 3s, 2043	1,936,896	252,997
Ser. 12-144, Class KI, IO, 3s, 2042	7,115,429	920,808
Ser. 13-55, Class PI, IO, 3s, 2042	3,339,224	387,049
Ser. 13-67, Class IP, IO, 3s, 2042	3,628,090	395,933
Ser. 13-30, Class IP, IO, 3s, 2041	2,186,749	212,858
Ser. 13-23, Class LI, IO, 3s, 2041	2,412,626	242,203
Ser. 13-7, Class EI, IO, 3s, 2040	2,894,258	477,321
Ser. 14-28, Class AI, IO, 3s, 2040	4,567,275	619,793
Ser. 03-W10, Class 1, IO, 1.021s, 2043	2,576,626	64,416
Ser. 07-64, Class LO, PO, zero %, 2037	48,145	44,436
Ser. 372, Class 1, PO, zero %, 2036	62,309	59,320

Government National Mortgage Association
IFB Ser. 12-26, Class SP, IO, 6.485s, 2042	2,642,652	616,161
IFB Ser. 10-163, Class SI, IO, 6.468s, 2037	1,020,308	116,924
IFB Ser. 11-56, Class MI, IO, 6.285s, 2041	136,367	28,483
IFB Ser. 13-113, Class SL, IO, 6.065s, 2042	1,442,769	223,066
IFB Ser. 13-129, Class SN, IO, 5.985s, 2043	1,297,861	228,553
IFB Ser. 14-90, Class HS, IO, 5.935s, 2044	1,278,305	318,963
IFB Ser. 14-32, Class CS, IO, 5.935s, 2044	1,999,726	429,941
IFB Ser. 11-128, Class TS, IO, 5.889s, 2041	5,158,177	900,102
IFB Ser. 11-70, Class SM, IO, 5.729s, 2041	1,760,000	319,053
Ser. 14-25, Class QI, IO, 5s, 2044	4,161,395	921,791
Ser. 13-3, Class IT, IO, 5s, 2043	1,716,012	367,361
Ser. 11-116, Class IB, IO, 5s, 2040	1,777,618	104,284
Ser. 13-16, Class IB, IO, 5s, 2040	2,783,204	217,571
Ser. 10-35, Class UI, IO, 5s, 2040	1,926,880	407,054
Ser. 10-9, Class UI, IO, 5s, 2040	10,268,057	2,180,181
Ser. 09-121, Class UI, IO, 5s, 2039	4,035,907	826,150
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	1,681,419	396,344
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,804,189	342,646
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,726,897	347,711
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	1,420,042	363,985
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	2,059,518	252,929
Ser. 14-2, Class IL, IO, 4s, 2044	4,697,763	880,596
Ser. 14-63, Class PI, IO, 4s, 2043	1,912,474	320,339
Ser. 12-56, Class IB, IO, 4s, 2042	3,396,429	659,746
Ser. 12-41, Class IP, IO, 4s, 2041	4,329,441	767,315
Ser. 14-4, Class IK, IO, 4s, 2039	3,137,830	468,258
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	2,058,557	280,787
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	2,562,944	354,301
Ser. 12-136, Class IO, IO, 3 1/2s, 2042	2,764,128	598,213
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	4,415,114	429,944

6 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (43.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	$1,864,458	$275,809
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	1,963,507	284,905
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	1,873,807	236,549
Ser. 13-53, Class PI, IO, 3s, 2041	3,207,936	356,209
Ser. 13-23, Class IK, IO, 3s, 2037	1,551,442	225,549
Ser. 14-46, Class KI, IO, 3s, 2036	1,641,522	224,117
Ser. 14-44, Class IC, IO, 3s, 2028	3,770,726	400,807
Ser. 10-151, Class KO, PO, zero %, 2037	286,253	257,436
Ser. 06-36, Class OD, PO, zero %, 2036	7,382	6,559

		56,749,391
Commercial mortgage-backed securities (18.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	672,000	694,268
FRB Ser. 07-2, Class A2, 5.622s, 2049	69,055	69,090
Ser. 06-6, Class A2, 5.309s, 2045	51,567	51,585
Ser. 07-1, Class XW, IO, 0.325s, 2049	3,176,524	27,836

Banc of America Commercial Mortgage Trust 144A
Ser. 07-5, Class XW, IO, 0.369s, 2051	9,442,512	81,829

Banc of America Merrill Lynch Commercial
Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.486s, 2041	410,000	410,058
Ser. 04-5, Class XC, IO, 0.469s, 2041	3,352,420	18,338
Ser. 04-4, Class XC, IO, 0.208s, 2042	1,438,747	4,381
Ser. 02-PB2, Class XC, IO, 0.138s, 2035	712,405	360
Ser. 05-1, Class XW, IO, 0.017s, 2042	52,893,361	529

Bank of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.283s, 2042	319,000	326,477
FRB Ser. 05-5, Class B, 5.214s, 2045	1,500,000	1,510,200

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR9, Class C, 5.055s, 2042	372,000	378,510
Ser. 04-PR3I, Class X1, IO, 0 1/2s, 2041	248,094	663

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.435s, 2039	1,937,000	1,939,673
Ser. 06-PW14, Class X1, IO, 0.64s, 2038	7,705,130	109,182

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.568s, 2047	241,000	268,428
FRB Ser. 11-C2, Class E, 5.568s, 2047	391,000	419,144

Citigroup Commercial Mortgage Trust
Ser. 13-GC11, Class D, 4.458s, 2046	349,000	332,798
Ser. 14-GC19, Class X, IO, 1.333s, 2047	7,912,539	643,448

Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 07-CD4, Class XW, IO, 0.368s, 2049	16,781,420	135,930

COMM Mortgage Trust
Ser. 12-CR3, Class XA, IO, 2.172s, 2045	4,517,078	503,135
Ser. 12-CR1, Class XA, IO, 2.118s, 2045	6,620,740	688,140
Ser. 14-CR16, Class XA, IO, 1.273s, 2047	2,714,371	203,526
Ser. 14-UBS6, Class XA, IO, 1.087s, 2047	10,071,000	719,498
Ser. 06-C8, Class XS, IO, 0.521s, 2046	22,714,770	197,832

COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class E, 3.719s, 2046	542,000	415,657
FRB Ser. 07-C9, Class AJFL, 0.852s, 2049	404,000	380,269

Credit Suisse Commercial Mortgage Trust 144A
Ser. 07-C2, Class AX, IO, 0.064s, 2049	40,838,556	126,600

Credit Suisse First Boston Mortgage
Securities Corp. Ser. 05-C5, Class C, 5.1s, 2038	366,000	372,739

Credit Suisse First Boston Mortgage
Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	441,623	477,505
Ser. 02-CP3, Class AX, IO, 1.426s, 2035	358,743	3,419

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	408,030	410,485

MORTGAGE-BACKED SECURITIES (43.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
First Union National Bank Commercial Mortgage
144A Ser. 01-C3, Class K, 6.155s, 2033	$166,487	$166,487

First Union National Bank-Bank of America
Commercial Mortgage Trust 144A Ser. 01-C1,
Class 3, IO, 1.931s, 2033	167,093	327

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.911s, 2032	55,383	46,467

GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.201s, 2049	52,561,975	196,266
Ser. 05-C3, Class XC, IO, 0.142s, 2045	93,418,003	35,459

GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.386s, 2029	936,909	41,519
Ser. 05-C1, Class X1, IO, 0.587s, 2043	14,888,818	27,202

GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	1,034,000	1,032,201
Ser. 13-GC12, Class XA, IO, 1.773s, 2046	6,944,355	647,974
Ser. 13-GC10, Class XA, IO, 1.733s, 2046	5,359,942	517,020
Ser. 14-GC22, Class XA, IO, 1.09s, 2047	18,236,385	1,305,098

GS Mortgage Securities Trust 144A
FRB Ser. 13-GC10, Class D, 4.414s, 2046	820,000	792,989
FRB Ser. 13-GC10, Class E, 4.414s, 2046	414,000	362,507
Ser. 06-GG6, Class XC, IO, 0.005s, 2038	35,214,699	18,276

JPMBB Commercial Mortgage Securities Trust
Ser. 14-C25, Class XA, IO, 1.021s, 2047	6,024,612	422,238

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.561s, 2046	350,000	317,480

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	389,916	409,416
FRB Ser. 07-CB20, Class AJ, 6.074s, 2051	843,000	874,899
FRB Ser. 07-LD12, Class A3, 5.939s, 2051	55,307	55,388
FRB Ser. 07-LD11, Class A2, 5.772s, 2049	80,172	80,172
Ser. 06-LDP8, Class B, 5.52s, 2045	348,000	349,013
FRB Ser. 06-LDP6, Class B, 5.501s, 2043	753,000	753,000
FRB Ser. 04-CBX, Class B, 5.021s, 2037	280,000	281,766
Ser. 13-C16, Class XA, IO, 1.363s, 2046	4,558,950	308,536
Ser. 06-LDP8, Class X, IO, 0.534s, 2045	22,366,847	166,074
Ser. 07-LDPX, Class X, IO, 0.282s, 2049	18,321,163	203,603

JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 10-C1, Class D, 6.312s, 2043	731,000	819,926
FRB Ser. 07-CB20, Class C, 6.174s, 2051	369,000	349,830
FRB Ser. 01-C1, Class H, 5.626s, 2035	383,396	391,831
FRB Ser. 11-C3, Class E, 5.567s, 2046	978,000	1,046,372
FRB Ser. 11-C3, Class F, 5.567s, 2046	387,000	390,094
FRB Ser. 12-C6, Class E, 5.207s, 2045	794,000	811,830
FRB Ser. 12-C8, Class D, 4.666s, 2045	999,000	1,034,651
FRB Ser. 12-C8, Class E, 4.666s, 2045	189,000	187,009
FRB Ser. 12-LC9, Class D, 4.425s, 2047	706,000	718,566
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	743,000	545,585
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	498,000	353,929
Ser. 05-CB12, Class X1, IO, 0.347s, 2037	12,853,579	15,591
Ser. 06-LDP6, Class X1, IO, 0.077s, 2043	36,075,025	52,309

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	253,798	266,488
Ser. 98-C4, Class H, 5.6s, 2035	422,430	442,242

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482s, 2039	438,000	430,335
Ser. 06-C7, Class A2, 5.3s, 2038	672,496	674,561
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	383,000	392,384
FRB Ser. 05-C2, Class C, 5.256s, 2040	725,000	721,346
Ser. 07-C2, Class XW, IO, 0.539s, 2040	2,664,927	32,222

Putnam VT Income Fund 7

MORTGAGE-BACKED SECURITIES (43.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	$1,600,000	$998,406
Ser. 06-C7, Class XCL, IO, 0.651s, 2038	32,785,150	344,539
Ser. 06-C7, Class XW, IO, 0.651s, 2038	17,508,161	183,993
Ser. 07-C2, Class XCL, IO, 0.539s, 2040	57,739,523	698,129
Ser. 05-C2, Class XCL, IO, 0.354s, 2040	35,083,619	15,437
Ser. 05-C7, Class XCL, IO, 0.213s, 2040	41,858,616	44,579

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.289s, 2051	443,000	483,840
FRB Ser. 07-C1, Class A3, 5.835s, 2050	77,270	77,323
FRB Ser. 05-LC1, Class D, 5.42s, 2044	600,000	617,064
FRB Ser. 05-CKI1, Class B, 5.288s, 2037	1,242,000	1,248,458
FRB Ser. 05-CKI1, Class C, 5.288s, 2037	864,000	864,899

Merrill Lynch Mortgage Trust 144A
Ser. 05-MCP1, Class XC, IO, 0.603s, 2043	14,898,241	25,133
Ser. 04-KEY2, Class XC, IO, 0.514s, 2039	718,766	1,533

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.773s, 2037	77,820	2,319
Ser. 05-C3, Class X, IO, 6.053s, 2044	701,119	38,071
Ser. 06-C4, Class X, IO, 6.006s, 2045	1,932,760	191,923

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	266,000	270,219
Ser. 06-4, Class AJ, 5.239s, 2049	295,000	298,629

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	319,000	310,387
Ser. 06-4, Class XC, IO, 0.206s, 2049	59,763,244	797,839

Morgan Stanley Bank of America Merrill Lynch
Trust Ser. 14-C17, Class XA, IO, 1.288s, 2047	2,011,674	156,730

Morgan Stanley Bank of America Merrill Lynch
Trust 144A
FRB Ser. 13-C11, Class D, 4.417s, 2046	309,000	290,800
FRB Ser. 13-C10, Class E, 4.083s, 2046	633,000	577,853

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	299,901	300,545
FRB Ser. 07-HQ12, Class A2, 5.592s, 2049	184,828	185,013
FRB Ser. 07-HQ12, Class A2FX, 5.592s, 2049	124,780	124,543

Morgan Stanley Capital I Trust 144A FRB
Ser. 11-C3, Class E, 5.183s, 2049	356,000	373,088

Morgan Stanley ReREMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 5.246s, 2043	609,269	611,743

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	856,880	214,220

UBS-Barclays Commercial Mortgage Trust 144A FRB
Ser. 12-C3, Class D, 4.958s, 2049	609,000	607,204

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.999s, 2045	418,000	421,064
Ser. 05-C17, Class D, 5.396s, 2042	1,450,000	1,446,390
Ser. 06-C29, IO, 0.381s, 2048	27,623,942	183,423
Ser. 07-C34, IO, 0.308s, 2046	7,444,675	60,525

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class E, 5.396s, 2042	364,000	363,177
FRB Ser. 05-C17, Class F, 5.396s, 2042	563,000	561,649
Ser. 06-C26, Class XC, IO, 0.05s, 2045	11,745,797	12,451

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 12-LC5, Class E, 4.778s, 2045	442,000	403,325

WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C17, Class C, 5.126s, 2046	600,000	648,786
Ser. 13-C17, Class XA, IO, 1.594s, 2046	8,063,469	673,070
Ser. 13-C14, Class XA, IO, 0.917s, 2046	17,548,956	931,323

MORTGAGE-BACKED SECURITIES (43.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.466s, 2044	$1,133,000	$1,213,488
FRB Ser. 11-C4, Class E, 5.245s, 2044	368,000	385,060
FRB Ser. 12-C7, Class D, 4.845s, 2045	931,000	973,649
FRB Ser. 12-C7, Class E, 4.845s, 2045	406,000	406,551
FRB Ser. 12-C7, Class F, 4 1/2s, 2045	645,000	537,866
Ser. 14-C19, Class D, 4.234s, 2047	705,000	638,761
Ser. 13-C12, Class E, 3 1/2s, 2048	662,000	518,616
Ser. 12-C10, Class XA, IO, 1.795s, 2045	25,383,632	2,485,311
Ser. 13-C12, Class XA, IO, 1.496s, 2048	3,765,820	301,985
Ser. 13-C11, Class XA, IO, 1.495s, 2045	7,548,067	548,276

		55,679,215
Residential mortgage-backed securities (non-agency) (6.8%)
BCAP, LLC Trust 144A FRB Ser. 10-RR1, Class 3A3,
5.214s, 2035	450,000	448,875

Bear Stearns Asset Backed Securities I Trust FRB
Ser. 06-EC2, Class M2, 0.575s, 2036	537,686	454,506

Citigroup Mortgage Loan Trust, Inc. 144a
Ser. 10-8, Class 1A2, 5 1/2s, 2036	325,000	333,125

Countrywide Alternative Loan Trust FRB
Ser. 04-J5, Class M1, 1.055s, 2034	1,250,000	1,112,500

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	77,731	8

GSAMP Trust FRB Ser. 05-HE4, Class M3, 0.69s, 2045 F	325,000	263,900

Morgan Stanley Mortgage Loan Trust FRB
Ser. 05-5AR, Class 1M4, 0.8s, 2035	450,000	372,094

Opteum Mortgage Acceptance Corp. FRB Ser. 05-3,
Class M3, 0.67s, 2035	350,000	275,310

Residential Asset Securities Corp. FRB
Ser. 05-KS3, Class M6, 1.115s, 2035	1,000,000	854,860

WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR13, Class A1B2, 1.15s, 2034	3,128,773	2,928,845
FRB Ser. 05-AR11, Class A1C3, 0.68s, 2045	778,727	684,189
FRB Ser. 05-AR19, Class A1C3, 0.67s, 2045	2,240,318	1,977,080
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	515,546	458,836
FRB Ser. 05-AR11, Class A1B2, 0.62s, 2045	592,309	522,002
FRB Ser. 05-AR13, Class A1C4, 0.6s, 2045	4,390,502	3,775,832
FRB Ser. 05-AR17, Class A1B2, 0.58s, 2045	2,174,414	1,883,695
FRB Ser. 05-AR11, Class A1B3, 0.57s, 2045	2,832,588	2,535,166
FRB Ser. 05-AR8, Class 2AC3, 0.56s, 2045	475,330	424,232
FRB Ser. 05-AR1, Class A1B, 0.56s, 2045	1,256,868	1,150,034
FRB Ser. 05-AR6, Class 2A1C, 0.51s, 2045	799,732	707,763

		21,162,852

Total mortgage-backed securities (cost $124,606,454)		$133,591,458

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.4%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (6.7%)
Government National Mortgage Association
Pass-Through Certificates
5s, TBA, January 1, 2045	$3,000,000	$3,278,789
4 1/2s, TBA, January 1, 2045	7,000,000	7,650,234
4s, with due dates from March 20, 2044 to
July 20, 2044	3,039,589	3,295,249
4s, TBA, January 1, 2045	3,000,000	3,215,859
3 1/2s, TBA, January 1, 2045	3,000,000	3,150,234

		20,590,365
U.S. Government Agency Mortgage Obligations (21.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
4 1/2s, May 1, 2044	1,639,021	1,815,600
4s, with due dates from June 1, 2043 to
October 1, 2043	620,830	667,191

8 Putnam VT Income Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.4%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
3 1/2s, with due dates from August 1, 2043
to February 1, 2044	$2,721,050	$2,836,686
3s, March 1, 2043	865,696	876,957

Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, January 1, 2045	2,000,000	2,266,875
5 1/2s, TBA, January 1, 2045	2,000,000	2,237,500
5s, March 1, 2038	50,470	55,805
4 1/2s, with due dates from May 1, 2041
to February 1, 2044	2,254,020	2,460,802
4 1/2s, TBA, January 1, 2045	9,000,000	9,772,735
4s, with due dates from April 1, 2042
to June 1, 2044	21,873,731	23,526,321
4s, TBA, January 1, 2045	5,000,000	5,338,281
3 1/2s, July 1, 2043	928,104	970,630
3 1/2s, TBA, January 1, 2045	5,000,000	5,214,844
3s, TBA, January 1, 2045	9,000,000	9,108,985

		67,149,212
Total U.S. government and agency mortgage
obligations (cost $87,463,929)		$87,739,577

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020	$132,000	$133,280

Total U.S. treasury Obligations (cost $131,931)		$133,280

CORPORATE BONDS AND NOTES (28.4%)*	Principal amount	Value

Banking (4.8%)
Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB bonds 9s, perpetual maturity (Spain)	$200,000	$214,500

Banco del Estado de Chile 144A sr. unsec.
notes 2s, 2017 (Chile)	150,000	150,537

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s,
2022 (Brazil)	635,000	618,949

Bank of America Corp. jr. unsec. sub. FRN
notes Ser. Z, 6 1/2s, perpetual maturity	140,000	142,506

Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s,
perpetual maturity (United Kingdom)	590,000	566,400

BBVA International Preferred SAU company
guaranty jr. unsec. sub. FRB bonds 5.919s,
perpetual maturity (Spain)	5,000	5,089

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. notes 7 1/4s, 2018	715,000	824,073

BNP Paribas SA 144A jr. unsec. sub. FRN
notes 7.195s, perpetual maturity (France)	100,000	115,875

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	200,000	214,753

Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B,
5.9s, perpetual maturity	56,000	54,600

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	120,000	149,528

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	400,000	459,940

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA 144A jr. unsec. sub. FRN notes 11s, perpetual
maturity (Netherlands)	175,000	225,225

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA of Netherlands bank guaranty unsec.
sub. notes 4 5/8s, 2023 (Netherlands)	250,000	265,178

Credit Agricole SA 144A jr. unsec. sub. FRN
notes 7 7/8s, perpetual maturity (France)	200,000	203,507

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Banking cont.
Credit Suisse Group AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	$200,000	$217,615

Credit Suisse Group AG 144A jr. unsec. sub. FRN
notes 7 1/2s, perpetual maturity (Switzerland)	315,000	326,025

Fifth Third Bancorp jr. unsec. sub. FRB
bonds 5.1s, perpetual maturity	171,000	158,389

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	454,000	512,709

HSBC Capital Funding LP 144A bank guaranty jr.
unsec. sub. FRB bonds 10.176s, perpetual
maturity (Jersey)	130,000	195,650

HSBC USA Capital Trust I 144A jr. bank
guaranty unsec. notes 7.808s, 2026	310,000	312,532

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	1,135,000	1,259,904

Intesa Sanpaolo SpA 144A company guaranty unsec.
sub. bonds 5.017s, 2024 (Italy)	200,000	194,103

JPMorgan Chase & Co. jr. unsec. sub. FRN
notes 7.9s, perpetual maturity	156,000	167,903

Lloyds Banking Group PLC jr. unsec. sub. FRB
bonds 7 1/2s, perpetual maturity (United Kingdom)	212,000	215,710

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN
notes 6.657s, perpetual maturity (United Kingdom)	925,000	987,438

Merrill Lynch & Co., Inc. unsec. sub. FRN
notes 1.001s, 2026	100,000	91,491

Merrill Lynch & Co., Inc. unsec.
sub. notes 6.11s, 2037	300,000	357,868

Royal Bank of Scotland Group PLC unsec.
sub. notes 5 1/8s, 2024 (United Kingdom)	530,000	539,111

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	180,000	187,554

Santander Issuances SAU 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	800,000	833,898

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	50,000	52,271

Societe Generale SA 144A jr. unsec. sub. FRB
bonds 7 7/8s, perpetual maturity (France)	260,000	253,500

Standard Chartered PLC 144A jr. sub. FRB
bonds 7.014s, perpetual maturity (United Kingdom)	600,000	648,000

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB bonds 1.241s, 2037	1,525,000	1,279,094

Sumitomo Mitsui Financial Group, Inc. 144A unsec.
sub. bonds 4.436s, 2024 (Japan)	410,000	429,685

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	1,110,000	1,537,340

		14,968,450
Basic materials (1.0%)
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	46,000	49,685

Albemarle Corp. sr. unsec. Notes 4.15s, 2024	80,000	81,280

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021
(Germany)	275,000	291,500

CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	184,000	200,091

CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	75,000	78,613

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	51,000	60,760

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	50,000	50,305

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	100,000	112,849

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	70,000	98,564

Putnam VT Income Fund 9

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Basic materials cont.
Georgia-Pacific, LLC 144A company
guaranty sr. notes 5.4s, 2020	$110,000	$123,776

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	15,000	16,292

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	271,000	289,900

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	94,000	94,143

Methanex Corp. sr. unsec. unsub. notes 4 1/4s,
2024 (Canada)	30,000	29,869

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	76,000	75,572

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	245,000	281,280

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	100,000	113,305

NOVA Chemicals Corp. 144A sr. unsec. notes 5s,
2025 (Canada)	20,000	19,850

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	33,000	35,245

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	230,000	256,816

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	85,000	112,337

Weyerhaeuser Co. sr. unsec. unsub.
notes 7 3/8s, 2032 R	365,000	485,942

		2,957,974
Capital goods (0.7%)
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	110,000	106,700

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	308,000	432,165

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	205,000	276,270

Republic Services, Inc. company
guaranty sr. unsec. notes 5.7s, 2041	90,000	111,164

Republic Services, Inc. company
guaranty sr. unsec. notes 3.8s, 2018	110,000	116,345

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	210,000	236,582

Waste Management, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2032	535,000	779,561

		2,058,787
Communication services (3.0%)
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	85,000	84,432

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G,
6 7/8s, 2028	450,000	450,000

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	205,000	274,088

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	635,000	698,009

Frontier Communications Corp. sr. unsec.
notes 8 1/2s, 2020	275,000	306,625

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	325,000	435,433

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	593,000	685,691

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2043
(Canada)	95,000	96,232

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	475,000	502,060

SBA Tower Trust 144A notes 2.933s, 2017	175,000	176,854

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	245,000	272,130

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Communication services cont.
TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	$555,000	$774,118

Telecom Italia SpA 144A sr. unsec. notes 5.303s,
2024 (Italy)	250,000	253,125

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 5.462s, 2021 (Spain)	605,000	674,570

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	160,597

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	75,000	99,976

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	113,000	155,811

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 8 3/4s, 2019	50,000	61,893

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	125,000	163,410

Time Warner Entertainment Co. LP company
guaranty sr. unsec. bonds 8 3/8s, 2033	40,000	60,029

Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	288,000	355,351

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	141,000	174,943

Verizon Communications, Inc. sr. unsec.
unsub. notes 5.9s, 2054	53,400	1,400,148

Verizon Communications, Inc. sr. unsec.
unsub. notes 5.05s, 2034	250,000	268,748

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.4s, 2034	85,000	84,488

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	40,000	50,625

Verizon New York, Inc. company
guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	92,000	115,367

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	405,000	556,304

		9,391,057
Consumer cyclicals (2.6%)
21st Century Fox America, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	420,000	542,031

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85s, 2039	210,000	311,495

21st Century Fox America, Inc. company
guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	230,000	345,989

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	93,000	100,673

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	150,000	156,943

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	520,000	726,760

D.R. Horton, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2023	120,000	128,100

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	135,000	122,883

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	270,000	301,718

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	48,000	63,517

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	485,000	698,392

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2021	40,000	39,700

General Motors Co. sr. unsec.
unsub. notes 6 1/4s, 2043	90,000	107,514

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 3 1/4s, 2018	175,000	175,219

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 2 3/4s, 2016	250,000	254,063

10 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 4 3/8s, 2018	$75,000	$76,688

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040
(Mexico)	180,000	218,238

Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)	172,000	191,051

Grupo Televisa SAB sr. unsec.
unsub. notes 6 5/8s, 2025 (Mexico)	100,000	122,428

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	325,000	442,034

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	78,000	89,696

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	37,000	40,379

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	110,000	108,404

INVISTA Finance, LLC 144A company
guaranty sr. notes 4 1/4s, 2019	109,000	109,000

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	275,000	308,688

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	125,000	135,000

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	201,000	255,850

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	105,000	130,209

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	70,000	76,296

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 5/8s, 2024	150,000	151,562

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	90,000	93,175

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	110,000	113,818

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	44,000	53,248

QVC, Inc. company guaranty sr. notes 4.85s, 2024	276,000	281,046

Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	100,000	103,064

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	460,000	649,906

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4.45s, 2023	275,000	276,375

		8,101,152
Consumer finance (0.1%)
International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	260,000	284,050

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	108,000	109,350

		393,400
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec.
bonds 4s, 2024	242,000	252,952

Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	32,000	40,634

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	61,000	78,400

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	250,000	385,955

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	470,000	509,297

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	345,000	451,519

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 3 7/8s, 2019	20,000	20,150

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	25,000	24,063

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Consumer staples cont.
Corrections Corp. of America company
guaranty sr. unsec. notes 4 1/8s, 2020 R	$75,000	$72,938

CVS Pass-Through Trust sr. notes 6.036s, 2028	30,960	35,840

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	714,444	911,114

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	131,718	140,847

Delhaize Group SA company guaranty sr. unsec.
notes 4 1/8s, 2019 (Belgium)	102,000	107,116

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	155,000	208,880

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	595,000	603,418

Grupo Bimbo SAB de CV 144A sr. unsec.
notes 4 7/8s, 2044 (Mexico)	200,000	200,503

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	211,000	272,035

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	345,000	451,525

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	145,000	178,102

SABMiller Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.95s, 2042	200,000	225,301

Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4 7/8s, 2034	17,000	18,649

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15s, 2044	23,000	25,833

Walgreens Boots Alliance, Inc. company
guaranty sr. unsec. unsub. notes 3.3s, 2021	205,000	206,453

		5,421,524
Energy (1.6%)
Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021	197,000	205,373

Anadarko Petroleum Corp. sr. unsec. notes 7.2s, 2029	91,000	113,294

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	275,000	330,466

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4 1/2s, 2020
(United Kingdom)	185,000	200,164

California Resources Corp. 144A company
guaranty sr. unsec. notes 5s, 2020	95,000	82,413

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	310,000	324,182

EQT Midstream Partners LP company
guaranty sr. unsec. notes 4s, 2024	100,000	99,027

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	100,000	124,240

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	206,000	281,622

Lukoil International Finance BV 144A company
guaranty sr. unsec. notes 4.563s, 2023 (Russia)	280,000	222,600

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	150,000	185,016

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	360,000	314,356

Petrobras International Finance Co. SA (PIFCO)
company guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	215,000	195,558

Petrobras International Finance Co. SA (PIFCO)
company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	825,000	764,420

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	130,000	156,882

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	345,000	399,041

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.8s, 2037	95,000	89,834

Weatherford International, Ltd. of Bermuda
company guaranty notes 6 1/2s, 2036 (Bermuda)	90,000	82,454

Putnam VT Income Fund 11

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Energy cont.
Weatherford International, Ltd. of Bermuda
company guaranty sr. unsec. notes 9 7/8s,
2039 (Bermuda)	$75,000	$93,529

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	100,000	92,998

Williams Partners LP sr. unsec. notes 5.4s, 2044	233,000	229,739

Williams Partners LP sr. unsec. notes 4.3s, 2024	232,000	230,188

		4,817,396
Financial (1.3%)
Associates Corp. of North America sr. unsec.
notes 6.95s, 2018	52,000	60,735

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	405,000	500,781

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	545,000	577,459

CIT Group, Inc. sr. unsec. notes 5s, 2023	100,000	102,250

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	765,000	823,946

General Electric Capital Corp. sr. unsec.
notes 6 3/4s, 2032	350,000	478,059

HSBC Holdings PLC jr. unsec. sub. FRB
bonds 6 3/8s, perpetual maturity
(United Kingdom)	315,000	318,150

Royal Bank of Scotland PLC (The) unsec. sub. FRN
notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	515,000	587,100

TIERS Trust/United States 144A bonds
stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	200,000	208,000

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	218,000	232,443

		3,888,923
Health care (0.6%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	605,000	797,919

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	195,000	204,625

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019	90,000	96,075

Fresenius Medical Care US Finance, Inc. 144A
company guaranty sr. notes 5 3/4s, 2021	277,000	295,351

Medtronic, Inc. 144A sr. unsec. notes 4 3/8s, 2035	65,000	68,956

Medtronic, Inc. 144A sr. unsec. notes 3 1/2s, 2025	65,000	66,493

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.95s, 2024 R	125,000	130,080

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	40,000	40,600

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	97,000	104,712

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	165,000	177,926

		1,982,737
Insurance (4.2%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	545,000	739,997

Aflac, Inc. sr. unsec. notes 6.45s, 2040	167,000	217,767

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2058	706,000	956,630

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	975,000	947,685

AXA SA 144A jr. unsec. sub. FRN notes 6.463s,
perpetual maturity (France)	140,000	147,350

AXA SA 144A jr. unsec. sub. FRN notes 6.379s,
perpetual maturity (France)	400,000	433,000

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2024	25,000	25,188

Five Corners Funding Trust 144A unsec.
bonds 4.419s, 2023	850,000	900,789

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRB bonds 6.15s, 2066	289,000	177,735

Hartford Financial Services Group, Inc. (The) jr.
unsec. sub. FRB bonds 8 1/8s, 2038	400,000	458,000

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Insurance cont.
Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	$321,000	$432,141

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. FRN notes 7s, 2037	220,000	225,500

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	300,000	378,966

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	705,000	1,137,515

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	1,500,000	1,916,250

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	85,000	94,775

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	260,000	261,342

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	205,000	291,219

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	515,000	572,260

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	42,000	46,135

Progressive Corp. (The) jr. unsec. sub. FRN
notes 6.7s, 2037	715,000	773,451

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5 5/8s, 2043	149,000	153,098

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5.2s, 2044	226,000	223,740

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	270,000	354,016

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85s, 2039	239,000	326,433

Travelers Property Casualty Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	255,000	344,581

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	410,000	457,936

		12,993,499
Investment banking/Brokerage (0.7%)
Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	454,000	568,611

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. FRN notes 1.232s, 2047	2,137,000	1,730,970

		2,299,581
Real estate (1.1%)
ARC Properties Operating Partnership LP/Clark
Acquisition, LLC company guaranty sr. unsec.
unsub. notes 4.6s, 2024 R	330,000	304,439

CBL & Associates LP company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023 R	476,000	510,029

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	448,000	552,506

Duke Realty LP company guaranty sr. unsec.
notes 6 3/4s, 2020 R	51,000	60,036

Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	190,000	197,340

EPR Properties unsec. notes 5 1/4s, 2023 R	300,000	312,892

Hospitality Properties Trust sr. unsec.
unsub. notes 4 1/2s, 2025 R	175,000	176,168

Mid-America Apartments LP sr. unsec. notes
4.3s, 2023 R	170,000	178,958

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 7/8s, 2021 R	355,000	379,850

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	129,274

SL Green Realty Corp./SL Green Operating
Partnership/Reckson Operating Partnership
sr. unsec. unsub. notes 5s, 2018 R	185,000	198,644

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	265,000	278,127

		3,278,263

12 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Technology (0.3%)
Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020	$155,000	$160,038

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	281,000	298,016

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	115,000	130,744

SoftBank Corp. 144A sr. unsec. notes 4 1/2s,
2020 (Japan)	220,000	216,700

		805,498
Transportation (0.3%)
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	117,441	123,313

Kansas City Southern de Mexico SA de CV
sr. unsec. unsub. notes 2.35s, 2020	41,000	39,306

Kansas City Southern Railway Co. (The) company
guaranty sr. unsec. notes 4.3s, 2043	74,000	75,505

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	210,000	269,347

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	256,913	294,807

United AirLines, Inc. pass-through certificates
Ser. 07-A, 6.636s, 2022	190,286	204,082

		1,006,360
Utilities and power (4.3%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	255,000	313,288

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	110,000	117,618

Beaver Valley Funding Corp. sr. bonds 9s, 2017	40,000	43,200

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	85,000	106,415

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	195,000	244,734

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	205,000	212,596

Duke Energy Carolinas, LLC sr. mtge.
notes 4 1/4s, 2041	215,000	230,229

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	630,000	681,824

El Paso Natural Gas Co., LLC sr. unsec.
unsub. bonds 8 3/8s, 2032	380,000	499,655

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	230,000	258,586

Electricite de France (EDF) 144A jr. unsec.
sub. FRN notes 5 5/8s, perpetual maturity (France)	220,000	231,572

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	250,000	339,640

Electricite de France (EDF) 144A unsec. sub. FRN
notes 5 1/4s, perpetual maturity (France)	999,000	1,021,478

Enel Finance International SA 144A company
guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)	180,000	198,891

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	285,000	327,812

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	145,000	155,306

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	330,000	342,925

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	58,000	59,845

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45s, 2044	245,000	264,077

Iberdrola International BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	170,000	216,717

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	140,000	156,625

Kansas Gas and Electric Co. bonds 5.647s, 2021	148,052	156,758

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 5.4s, 2044	86,000	86,176

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Utilities and power cont.
Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 4 1/4s, 2024		$129,000	$129,259

Korea Gas Corp. 144A sr. unsec.
unsub. notes 6 1/4s, 2042 (South Korea)		345,000	486,868

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036		490,000	615,603

MidAmerican Energy Holdings Co. sr. unsec.
bonds 6 1/2s, 2037		185,000	242,127

MidAmerican Funding, LLC sr. bonds 6.927s, 2029		175,000	232,325

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022		161,000	203,931

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022		165,000	177,205

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038		155,000	203,248

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037		265,000	324,589

PacifiCorp sr. mtge. bonds 6 1/4s, 2037		205,000	277,426

Potomac Edison Co. 144A sr. bonds 5.8s, 2016		450,000	476,811

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 3.4s, 2023		10,000	10,019

PPL WEM Holdings, Ltd. 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)		705,000	792,334

Puget Sound Energy, Inc. jr. sub. FRN
notes Ser. A, 6.974s, 2067		610,000	628,300

Texas-New Mexico Power Co. 144A 1st mtge.
bonds Ser. A, 9 1/2s, 2019		415,000	523,327

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
notes 6.35s, 2067 (Canada)		915,000	887,550

Wisconsin Energy Corp. jr. unsec. sub. FRN
notes 6 1/4s, 2067		815,000	819,287

			13,296,176

Total corporate bonds and notes (cost $79,597,792)			$87,660,777

ASSET-BACKED SECURITIES (2.8%)*	Principal amount		Value

Station Place Securitization Trust 144A FRB
Ser. 14-2, Class A, 1.054s, 2016	$8,515,000		$8,515,000

Total asset-backed securities (cost $8,515,000)			$8,515,000

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.3925/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.3925	$30,910,500	$322,397

2.38/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.38	20,584,100	205,223

2.285/3 month USD-LIBOR-BBA/Jan-25 Jan-15/2.285		30,910,500	139,715

2.28/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.28	20,584,100	100,862

Barclays Bank PLC
2.43/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.43	30,910,500	401,218

2.33/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.33	30,910,500	197,827

Citibank, N.A.
2.426/3 month USD-LIBOR-BBA/Jan-25 Jan-15/2.426		42,693,700	535,379

2.528/3 month USD-LIBOR-BBA/Mar-25 Mar-15/2.528		15,455,250	330,124

2.322/3 month USD-LIBOR-BBA/Jan-25 Jan-15/2.322		42,693,700	243,781

2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	20,584,100	180,317

2.2425/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.2425	40,178,000	137,811

(2.4775)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.4775	40,178,000	43,794

Putnam VT Income Fund 13

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	$30,468,000	$313,211

2.40/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.40	25,763,000	287,000

2.30/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.30	25,763,000	144,015

(2.60)/3 month USD-LIBOR-BBA/Feb-25 Feb-15/2.60		39,979,000	37,580

Goldman Sachs International
2.23/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.23	40,178,000	122,945

(2.89)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.89	7,727,625	55,407

(2.47)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.47	40,178,000	47,812

(2.94)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.94	7,727,625	30,292

(3.04)/3 month USD-LIBOR-BBA/Feb-45 Feb-15/3.04		7,727,625	12,982

Total purchased swap options outstanding (cost $3,463,643)			$3,889,692

PREFERRED STOCKS (0.5%)*		Shares	Value

Citigroup, Inc. Ser. K, $1.719 pfd.		50,360	$1,338,569

HSBC USA, Inc. $0.88 pfd. (United Kingdom)		15,500	350,300

Total preferred stocks (cost $1,687,270)			$1,688,869

MUNICIPAL BONDS AND NOTES (0.5%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34		$350,000	$520,653

IL State G.O. Bonds, 4.421s, 1/1/15		165,000	165,000

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49		285,000	412,874

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40		255,000	308,165

Total municipal bonds and notes (cost $1,057,290)			$1,406,692

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (-%)*	date/Strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/$100.37	$20,000,000	$105,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/99.41	10,000,000	25,800

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/99.22	10,000,000	22,200

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/103.13	10,000,000	600

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/102.94	10,000,000	300

Total purchased options outstanding (cost $674,219)			$153,900

		Principal
SHORT-TERM INVESTMENTS (12.3%)*	amount/shares		Value

Putnam Short Term Investment Fund 0.10% L	Shares	29,116,959	$29,116,959

U.S. Treasury Bills with an effective yield
of 0.03%, April 23, 2015 ∆ §		$50,000	49,996

U.S. Treasury Bills with an effective yield
of 0.02%, February 26, 2015 §		700,000	699,981

U.S. Treasury Bills with effective yields ranging
from zero % to 0.01%, February 5, 2015 # ∆ §		2,440,000	2,439,968

U.S. Treasury Bills with effective yields ranging
from zero % to 0.01%, January 29, 2015 # ∆ §		1,440,000	1,439,995

U.S. Treasury Bills with an effective yield
of zero %, January 22, 2015 §		521,000	520,999

U.S. Treasury Bills with effective yields ranging
from zero % to 0.02%, January 15, 2015 ∆ §		1,718,000	1,717,991

	Principal
SHORT-TERM INVESTMENTS (12.3%)* cont.	amount/shares	Value

U.S. Treasury Bills with an effective yield
of 0.01%, January 8, 2015 # ∆ §	$2,079,000	$2,078,997

U.S. Treasury Bills with an effective yield
of 0.03%, January 2, 2015	20,000	20,000

Total short-term investments (cost $38,084,886)		$38,084,886

Total investments (cost $345,282,414)		$362,864,131

Key to holding’s abbreviations

bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest
rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest
rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay
interest rates that vary inversely to changes in the market
interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest
rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold
or delivered within the United States except pursuant to
an exemption from, or in a transaction not subject to, the
registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $309,192,204.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $142,103,160 to cover certain derivative contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

14 Putnam VT Income Fund

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/14	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr
(Short)	34	$4,915,125	Mar-15	$(136,065)

U.S. Treasury Bond Ultra
30 yr (Long)	101	16,683,938	Mar-15	755,731

U.S. Treasury Note 2 yr
(Long)	18	3,934,688	Mar-15	(5,378)

U.S. Treasury Note 5 yr
(Long)	384	45,669,000	Mar-15	(27,725)

U.S. Treasury Note 10 yr
(Long)	113	14,328,047	Mar-15	88,949

Total				$675,512

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/14 (premiums $3,631,758)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.48)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.48	$20,584,100	$350,547

(2.50)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.50	30,910,500	578,026

Barclays Bank PLC
(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	30,910,500	656,848

Citibank, N.A.
(2.28)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.28	15,455,250	18,546

2.36/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.36	20,089,000	74,329

(2.36)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.36	20,089,000	173,971

(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	15,455,250	334,761

(2.53)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.53	42,693,700	907,241

Credit Suisse International
(2.51)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.51	25,763,000	500,060

Goldman Sachs International
(2.49)/3 month
USD-LIBOR-BBA/Feb-45	Feb-15/2.49	7,727,625	38,561

2.84/3 month
USD-LIBOR-BBA/Feb-45	Feb-15/2.84	7,727,625	65,608

2.35/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.35	20,089,000	81,160

(2.35)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.35	20,089,000	162,520

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	5,404,000	827,185

Total			$4,769,363

WRITTEN OPTIONS
OUTSTANDING at 12/31/14	Expiration	Contract
(premiums $621,875)	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/$99.42	$20,000,000	$52,200

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/98.48	20,000,000	24,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/98.53	10,000,000	12,600

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/98.34	10,000,000	10,700

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/97.66	10,000,000	5,800

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-15/97.47	10,000,000	4,900

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/102.13	10,000,000	10

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/101.13	10,000,000	10

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/101.94	10,000,000	10

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jan-15/100.94	10,000,000	10

Total			$110,240

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/14 (proceeds receivable	Principal	Settlement
$7,450,781)	amount	date	Value

Federal National Mortgage Association,
4 1/2s, January 1, 2045	$3,000,000	1/14/15	$3,257,578

Federal National Mortgage Association, 4s,
January 1, 2045	2,000,000	1/14/15	2,135,312

Federal National Mortgage Association,
3 1/2s, January 1, 2045	2,000,000	1/14/15	2,085,938

Total			$7,478,828

Putnam VT Income Fund 15

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/14

		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$84,823,000 E	$360,321	3/18/17	1.25%	3 month	$42,489
					USD-LIBOR-BBA

	99,704,000 E	1,787,521	3/18/20	2.25%	3 month	12,391
					USD-LIBOR-BBA

	28,597,000 E	1,642,950	3/18/25	3.00%	3 month	(33,664)
					USD-LIBOR-BBA

	113,000 E	15,836	3/18/45	3.50%	3 month	(2,924)
					USD-LIBOR-BBA

	26,697,000	(108)	12/19/19	1.742%	3 month	24,451
					USD-LIBOR-BBA

	33,638,000	(271)	12/19/19	1.7285%	3 month	52,692
					USD-LIBOR-BBA

	26,697,000	(108)	12/19/19	1.734%	3 month	34,801
					USD-LIBOR-BBA

Total		$3,806,141				$130,236

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$361,356	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(994)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

589,758	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,007)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
824,442	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,264
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

577,469	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,409)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,764,482	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,493)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,619,525	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(190)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,485,102	—	1/12/41	5.00% (1 month	Synthetic MBX Index	522
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,751,926	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(18,578)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,610,912	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,741)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,069,373	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,079
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

181,080	—	1/12/40	4.00% (1 month	Synthetic MBX Index	620
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

404,770	—	1/12/41	5.00% (1 month	Synthetic MBX Index	142
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

16 Putnam VT Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$450,509	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$81
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,947,801	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,052)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,888,410	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,718
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,506,524	—	1/12/40	4.00% (1 month	Synthetic MBX Index	5,155
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

75,556	—	1/12/38	6.50% (1 month	Synthetic TRS Index	45
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

260,672	—	1/12/41	5.00% (1 month	Synthetic MBX Index	92
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

195,750	—	1/12/41	5.00% (1 month	Synthetic MBX Index	38
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,833,392	—	1/12/41	5.00% (1 month	Synthetic MBX Index	996
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,666,267	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,243)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

246,301	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(29)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,497,515	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,112
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,707,043	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,358
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

991,687	—	1/12/41	5.00% (1 month	Synthetic MBX Index	349
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

168,752	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(20)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

546,941	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(64)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

396,485	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(46)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,948,195	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,053)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,436,958	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(2,608)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

598,265	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(648)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

299,093	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(324)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Putnam VT Income Fund 17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$299,093	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(324)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

600,330	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(651)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,559,095	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,690)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

600,330	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(651)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

573,155	—	1/12/41	5.00% (1 month	Synthetic MBX Index	201
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,253,667	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,192)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

768,828	—	1/12/38	6.50% (1 month	Synthetic TRS Index	459
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,198,595	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,299)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

241,648	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	387
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

357,649	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(911)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

999,444	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,545)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

456,176	—	1/12/41	5.00% (1 month	Synthetic MBX Index	160
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Citibank, N.A.
1,559,985	—	1/12/41	5.00% (1 month	Synthetic MBX Index	548
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,730,580	—	1/12/41	5.00% (1 month	Synthetic MBX Index	960
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
980,053	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	1,411
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,238,192	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,981
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

6,494,213	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(12,415)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,062,987	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,925)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

18 Putnam VT Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
$960,048	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$574
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

740,642	—	1/12/38	6.50% (1 month	Synthetic TRS Index	443
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,623,040	—	1/12/39	6.00% (1 month	Synthetic TRS Index	470
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

930,283	—	1/12/38	6.50% (1 month	Synthetic TRS Index	556
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,432,609	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,495)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,432,609	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,495)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

288,152	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(492)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,374,226	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,499)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

516,262	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,315)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

29,094	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(80)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

567,581	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(1,738)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

121,639	—	1/12/39	6.00% (1 month	Synthetic TRS Index	22
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,105,744	—	1/12/39	6.00% (1 month	Synthetic TRS Index	198
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

740,958	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,887)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,882,593	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,794)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

889,149	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,264)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

69,793	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(178)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

186,167	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(474)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

495,577	—	1/12/38	6.50% (1 month	Synthetic TRS Index	296
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,052,184	—	1/12/38	6.50% (1 month	Synthetic TRS Index	629
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Putnam VT Income Fund 19

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$1,201,305	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(2,931)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,827,173	—	1/12/39	6.00% (1 month	Synthetic TRS Index	327
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,752,430	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(4,276)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,759,557	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,842)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,747,393	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	2,796
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
1,759,135	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,841)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,747,393	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	2,796
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$—				$(98,918)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/14

					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$12,483	$219,000	5/11/63	300 bp	$13,180

CMBX NA BBB– Index	BBB–/P	13,088	212,000	5/11/63	300 bp	13,763

CMBX NA BBB– Index	BBB–/P	6,388	106,000	5/11/63	300 bp	6,725

CMBX NA BBB– Index	BBB–/P	3,281	48,000	5/11/63	300 bp	3,434

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	21,618	195,000	5/11/63	300 bp	22,239

Credit Suisse International
CMBX NA BBB– Index	BBB–/P	14,240	347,000	5/11/63	300 bp	15,344

CMBX NA BBB– Index	BBB–/P	23,758	310,000	5/11/63	300 bp	24,745

CMBX NA BBB– Index	BBB–/P	24,294	215,000	5/11/63	300 bp	24,971

CMBX NA BBB– Index	BBB–/P	15,589	214,000	5/11/63	300 bp	16,270

CMBX NA BBB– Index	BBB–/P	2,403	207,000	5/11/63	300 bp	3,062

CMBX NA BBB– Index	BBB–/P	2,888	188,000	5/11/63	300 bp	3,487

CMBX NA BBB– Index	BBB–/P	5,416	178,000	5/11/63	300 bp	5,983

CMBX NA BBB– Index	BBB–/P	3,136	178,000	5/11/63	300 bp	3,703

CMBX NA BBB– Index	BBB–/P	13,627	176,000	5/11/63	300 bp	14,187

CMBX NA BBB– Index	BBB–/P	11,512	175,000	5/11/63	300 bp	12,069

CMBX NA BBB– Index	BBB–/P	13,884	174,000	5/11/63	300 bp	14,438

CMBX NA BBB– Index	BBB–/P	13,770	173,000	5/11/63	300 bp	14,321

CMBX NA BBB– Index	BBB–/P	10,475	108,000	5/11/63	300 bp	10,819

CMBX NA BBB– Index	BBB–/P	1,956	16,000	5/11/63	300 bp	2,007

CMBX NA BB Index	—	(576)	75,000	5/11/63	(500 bp)	(904)

CMBX NA BB Index	—	(718)	75,000	5/11/63	(500 bp)	(1,046)

CMBX NA BB Index	—	(684)	75,000	5/11/63	(500 bp)	(1,012)

CMBX NA BB Index	—	1,660	83,000	5/11/63	(500 bp)	1,297

CMBX NA BB Index	—	1,623	157,000	5/11/63	(500 bp)	937

CMBX NA BB Index	—	4,357	165,000	5/11/63	(500 bp)	3,636

20 Putnam VT Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/14 cont.

					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BB Index	—	$2,567	$166,000	5/11/63	(500 bp)	$1,841

CMBX NA BB Index	—	(2,917)	167,000	5/11/63	(500 bp)	(3,647)

CMBX NA BB Index	—	(1,181)	226,000	5/11/63	(500 bp)	(2,169)

CMBX NA BB Index	—	(3,220)	166,000	5/11/63	(500 bp)	(3,945)

CMBX NA BBB– Index	BBB–/P	(4,683)	380,000	5/11/63	300 bp	(3,473)

CMBX NA BBB– Index	BBB–/P	(5,714)	379,000	5/11/63	300 bp	(4,508)

CMBX NA BBB– Index	BBB–/P	(7,086)	366,000	5/11/63	300 bp	(5,921)

CMBX NA BBB– Index	BBB–/P	(2,421)	241,000	5/11/63	300 bp	(1,654)

CMBX NA BBB– Index	BBB–/P	1,098	237,000	5/11/63	300 bp	1,852

CMBX NA BBB– Index	BBB–/P	4,569	192,000	5/11/63	300 bp	5,180

CMBX NA BBB– Index	BBB–/P	880	190,000	5/11/63	300 bp	1,485

CMBX NA BBB– Index	BBB–/P	(3,324)	184,000	5/11/63	300 bp	(2,738)

CMBX NA BBB– Index	BBB–/P	126	182,000	5/11/63	300 bp	706

CMBX NA BBB– Index	BBB–/P	630	182,000	5/11/63	300 bp	1,210

CMBX NA BBB– Index	BBB–/P	1,056	174,000	5/11/63	300 bp	1,610

CMBX NA BBB– Index	BBB–/P	111	167,000	5/11/63	300 bp	643

CMBX NA BBB– Index	BBB–/P	451	167,000	5/11/63	300 bp	982

CMBX NA BBB– Index	BBB–/P	(542)	162,000	5/11/63	300 bp	(26)

CMBX NA BBB– Index	BBB–/P	(537)	161,000	5/11/63	300 bp	(24)

CMBX NA BBB– Index	BBB–/P	(1,489)	159,000	5/11/63	300 bp	(982)

CMBX NA BBB– Index	BBB–/P	1,883	158,000	5/11/63	300 bp	2,386

CMBX NA BBB– Index	BBB–/P	1,571	158,000	5/11/63	300 bp	2,074

CMBX NA BBB– Index	BBB–/P	(1,573)	157,000	5/11/63	300 bp	(1,073)

CMBX NA BBB– Index	BBB–/P	(1,305)	156,000	5/11/63	300 bp	(809)

CMBX NA BBB– Index	BBB–/P	6,748	141,000	5/11/63	300 bp	7,197

CMBX NA BBB– Index	BBB–/P	(352)	104,000	5/11/63	300 bp	(21)

CMBX NA BBB– Index	BBB–/P	(801)	84,000	5/11/63	300 bp	(534)

CMBX NA BBB– Index	BBB–/P	(488)	81,000	5/11/63	300 bp	(230)

CMBX NA BBB– Index	—	(10,565)	187,000	1/17/47	(300 bp)	(8,448)

CMBX NA BBB– Index	—	(8,636)	184,000	1/17/47	(300 bp)	(6,553)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(2,089)	302,000	5/11/63	300 bp	(1,127)

CMBX NA BB Index	—	(720)	75,000	5/11/63	(500 bp)	(1,048)

CMBX NA BB Index	—	1,877	83,000	5/11/63	(500 bp)	1,514

CMBX NA BB Index	—	(1,750)	165,000	5/11/63	(500 bp)	(2,471)

CMBX NA BBB– Index	BBB–/P	(3,066)	184,000	5/11/63	300 bp	(2,480)

CMBX NA BBB– Index	BBB–/P	1,965	172,000	5/11/63	300 bp	2,512

CMBX NA BBB– Index	BBB–/P	(650)	162,000	5/11/63	300 bp	(134)

CMBX NA BBB– Index	BBB–/P	943	158,000	5/11/63	300 bp	1,446

CMBX NA BBB– Index	BBB–/P	(1,469)	157,000	5/11/63	300 bp	(969)

CMBX NA BBB– Index	BBB–/P	(1,575)	157,000	5/11/63	300 bp	(1,075)

CMBX NA BBB– Index	BBB–/P	(1,575)	157,000	5/11/63	300 bp	(1,075)

CMBX NA BBB– Index	BBB–/P	(1,253)	156,000	5/11/63	300 bp	(756)

CMBX NA BBB– Index	BBB–/P	(916)	84,000	5/11/63	300 bp	(649)

CMBX NA BBB– Index	BBB–/P	(11)	4,000	5/11/63	300 bp	2

Total		$174,035				$201,756

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Putnam VT Income Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$8,515,000

Corporate bonds and notes	—	87,660,777	—

Mortgage-backed securities	—	133,591,450	8

Municipal bonds and notes	—	1,406,692	—

Preferred stocks	1,688,869	—	—

Purchased options outstanding	—	153,900	—

Purchased swap options outstanding	—	3,889,692	—

U.S. government and agency mortgage obligations	—	87,739,577	—

U.S. treasury obligations	—	133,280	—

Short-term investments	29,116,959	8,967,927	—

Totals by level	$30,805,828	$323,543,295	$8,515,008

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$675,512	$—	$—

Written options outstanding	—	(110,240)	—

Written swap options outstanding	—	(4,769,363)	—

TBA sale commitments	—	(7,478,828)	—

Interest rate swap contracts	—	(3,675,905)	—

Total return swap contracts	—	(98,918)	—

Credit default contracts	—	27,721	—

Totals by level	$675,512	$(16,105,533)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
	Balance	Accrued		unrealized			Net transfers	Balance
Investments in	as of	discounts/	Realized	appreciation/			in and/or out	as of
securities:	12/31/13	premiums	gain/(loss)	(depreciation)	Purchases	Sales	of Level 3 †	12/31/14

Asset-backed securities	—	$—	$—	$—	$—	$—	$8,515,000	$8,515,000

Mortgage-backed securities	—	—	—	—	—	—	8	$8

Totals	—	—	—	—	—	—	$8,515,008	$8,515,008

† Transfers are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at December 31, 2014.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

22 Putnam VT Income Fund

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $316,165,455)	$333,747,172

Affiliated issuers (identified cost $29,116,959) (Notes 1 and 5)	29,116,959

Cash	1,520

Dividends, interest and other receivables	2,629,726

Receivable for shares of the fund sold	354,986

Receivable for sales of delayed delivery securities (Note 1)	10,860,484

Receivable for variation margin (Note 1)	123,012

Unrealized appreciation on OTC swap contracts (Note 1)	298,042

Premium paid on OTC swap contracts (Note 1)	73,886

Total assets	377,205,787

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	54,474,679

Payable for shares of the fund repurchased	146,468

Payable for compensation of Manager (Note 2)	102,015

Payable for custodian fees (Note 2)	14,476

Payable for investor servicing fees (Note 2)	25,831

Payable for Trustee compensation and expenses (Note 2)	185,317

Payable for administrative services (Note 2)	2,090

Payable for distribution fees (Note 2)	26,261

Payable for variation margin (Note 1)	103,335

Unrealized depreciation on OTC swap contracts (Note 1)	195,204

Premium received on OTC swap contracts (Note 1)	247,921

Written options outstanding, at value (premiums $4,253,633) (Notes 1 and 3)	4,879,603

TBA sale commitments, at value (proceeds receivable $7,450,781) (Note 1)	7,478,828

Other accrued expenses	131,555

Total liabilities	68,013,583

Net assets	$309,192,204

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$339,794,193

Undistributed net investment income (Note 1)	13,777,426

Accumulated net realized loss on investments (Note 1)	(62,215,701)

Net unrealized appreciation of investments	17,836,286

Total — Representing net assets applicable to capital shares outstanding	$309,192,204

Computation of net asset value Class IA

Net assets	$185,043,031

Number of shares outstanding	15,402,861

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.01

Computation of net asset value Class IB

Net assets	$124,149,173

Number of shares outstanding	10,432,919

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.90

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 23

Statement of operations
Year ended 12/31/14

Investment income

Interest (including interest income of $27,700 from investments in affiliated issuers) (Note 5)	$16,433,052

Dividends	71,887

Total investment income	16,504,939

Expenses

Compensation of Manager (Note 2)	1,267,754

Investor servicing fees (Note 2)	324,899

Custodian fees (Note 2)	57,811

Trustee compensation and expenses (Note 2)	12,386

Distribution fees (Note 2)	322,519

Administrative services (Note 2)	8,073

Other	199,902

Total expenses	2,193,344

Expense reduction (Note 2)	—

Net expenses	2,193,344

Net investment income	14,311,595

Net realized gain on investments (Notes 1 and 3)	6,504,411

Net increase from payments by affiliates (Note 2)	1,282

Net realized loss on swap contracts (Note 1)	(505,850)

Net realized loss on futures contracts (Note 1)	(461,625)

Net realized gain on written options (Notes 1 and 3)	2,290,067

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(985,950)

Net gain on investments	6,842,335

Net increase in net assets resulting from operations	$21,153,930

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Decrease in net assets

Operations:

Net investment income	$14,311,595	$16,736,536

Net realized gain on investments	7,828,285	5,009,567

Net unrealized depreciation of investments	(985,950)	(14,905,366)

Net increase in net assets resulting from operations	21,153,930	6,840,737

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(12,539,895)	(9,125,301)

Class IB	(8,023,749)	(5,281,075)

Decrease from capital share transactions (Note 4)	(21,693,417)	(42,099,746)

Total decrease in net assets	(21,103,131)	(49,665,385)

Net assets:

Beginning of year	330,295,335	379,960,720

End of year (including undistributed net investment income of $13,777,426 and $19,580,062, respectively)	$309,192,204	$330,295,335

The accompanying notes are an integral part of these financial statements.

24 Putnam VT Income Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$12.01	.54	.24	.78	(.78)	(.78)	—	$12.01	6.68	$185,043.58		4.51	455[e]

12/31/13	12.24	.58	(.32)	.26	(.49)	(.49)	—	12.01	2.13	202,468.59		4.82	254[f]

12/31/12	11.64	.48	.76	1.24	(.64)	(.64)	—	12.24	11.07	234,369.60		4.02	203[f]

12/31/11	12.14	.54	.06	.60	(1.10)	(1.10)	—[g,i]	11.64	5.16	238,826.58		4.57	263[f]

12/31/10	12.39	.88	.30	1.18	(1.43)	(1.43)	—	12.14	10.22	260,270	.59 h	7.25	88[f]

Class IB

12/31/14	$11.90	.51	.24	.75	(.75)	(.75)	—	$11.90	6.46	$124,149.83		4.25	455[e]

12/31/13	12.13	.54	(.31)	.23	(.46)	(.46)	—	11.90	1.87	127,828.84		4.57	254[f]

12/31/12	11.54	.44	.75	1.19	(.60)	(.60)	—	12.13	10.74	145,591.85		3.77	203f

12/31/11	12.03	.51	.07	.58	(1.07)	(1.07)	—[g,i]	11.54	5.00	154,091.83		4.34	263[f]

12/31/10	12.30	.84	.30	1.14	(1.41)	(1.41)	—	12.03	9.87	187,450	.84h	7.02	88[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	623%

December 31, 2012	695

December 31, 2011	657

December 31, 2010	295

g Amount represents less than $0.01 per share.

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivative contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2010.

i Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 25

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

26 Putnam VT Income Fund

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names, to hedge market risk and to gain exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

Putnam VT Income Fund 27

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $350,299 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,198,265 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,071,994 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2014, the fund had a capital loss carryover of $54,235,879 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$38,529,977	$—	$38,529,977	*

15,705,902	N/A	15,705,902	12/31/16

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $449,413 to increase undistributed net investment income and $449,413 to increase accumulated net realized loss.

28 Putnam VT Income Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,306,520
Unrealized depreciation	(6,073,962)

Net unrealized appreciation	10,232,558
Undistributed ordinary income	14,002,633
Capital loss carryforward	(54,235,879)

Cost for federal income tax purposes	$352,621,727

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 32.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,282 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$195,904
Class IB	128,995

Total	$324,899

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $182, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$322,519

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$1,505,623,372	$1,500,132,692

U.S. government securities (Long-term)	—	—

Total	$1,505,623,372	$1,500,132,692

Putnam VT Income Fund 29

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$64,853,400	$178,347	$—	$—

Options opened	1,293,576,050	8,751,888	929,000,000	4,284,922

Options exercised	(124,638,300)	(769,853)	—	—

Options expired	(6,880,000)	—	(320,000,000)	(1,106,406)

Options closed	(943,923,600)	(4,528,624)	(489,000,000)	(2,556,641)

Written options outstanding at the
end of the reporting period	$282,987,550	$3,631,758	$120,000,000	$621,875

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	428,043	$5,136,075	340,692	$4,088,756	2,229,415	$26,510,223	1,031,068	$12,222,881

Shares issued in connection with
reinvestment of distributions	1,079,165	12,539,895	761,076	9,125,301	695,299	8,023,749	443,788	5,281,075

	1,507,208	17,675,970	1,101,768	13,214,057	2,924,714	34,533,972	1,474,856	17,503,956

Shares repurchased	(2,966,191)	(35,605,494)	(3,385,124)	(40,403,016)	(3,234,648)	(38,297,865)	(2,731,889)	(32,414,743)

Net decrease	(1,458,983)	$(17,929,524)	(2,283,356)	$(27,188,959)	(309,934)	$(3,763,893)	(1,257,033)	$(14,910,787)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Short Term Investment Fund*	$40,174,152	$126,207,256	$137,264,449	$27,700	$29,116,959

Totals	$40,174,152	$126,207,256	$137,264,449	$27,700	$29,116,959

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$77,500,000

Purchased swap option contracts (contract amount)	$212,700,000

Written TBA commitment option contracts (contract amount) (Note 3)	$153,700,000

Written swap option contracts (contract amount) (Note 3)	$174,300,000

Futures contracts (number of contracts)	600

Centrally cleared interest rate swap contracts (notional)	$147,100,000

OTC total return swap contracts (notional)	$120,600,000

OTC credit default contracts (notional)	$8,300,000

Centrally cleared credit default contracts (notional)	$110,000

30 Putnam VT Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$35,056	Payables	$7,335

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	5,035,488*	Unrealized depreciation	8,970,810*

Total		$5,070,544		$8,978,145

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$120,819	$120,819

Interest rate contracts	(2,933,882)	(461,625)	(626,669)	$(4,022,176)

Total	$(2,933,882)	$(461,625)	$(505,850)	$(3,901,357)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$23,268	$23,268

Interest rate contracts	(731,591)	2,024,052	(1,267,689)	$24,772

Total	$(731,591)	$2,024,052	$(1,244,421)	$48,040

Putnam VT Income Fund 31

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

								Merrill Lynch, Pierce, Fenner & Smith,
	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$12,293	$—	$—	$—	$—	$—	$12,293

OTC Total return swap contracts*#	—	20,778	—	1,508	3,392	6,311	2,796	—	34,785

OTC Credit default contracts*#	1,862	621	—	—	27,182	5,391	—	—	35,056

Futures contracts§	—	—	—	—	—	—	—	110,719	110,719

Purchased swap options** #	768,197	599,045	—	1,471,206	781,806	269,438	—	—	3,889,692

Purchased options** #	—	—	—	—	—	—	153,900	—	153,900

Total Assets	$770,059	$620,444	$12,293	$1,472,714	$812,380	$281,140	$156,696	$110,719	$4,236,445

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	103,335	—	—		—	—	103,335

OTC Total return swap contracts*#	2,001	75,761	—	—	15,340	35,760	4,841	—	133,703

OTC Credit default contracts*#	—	—	—	—	5,923	1,412	—	—	7,335

Futures contracts§	—	—	—	—	—	—	—	—	—

Written swap options #	928,573	656,848	—	1,508,848	500,060	347,849	827,185	—	4,769,363

Written options #	—	—	—	—	—	—	110,240	—	110,240

Total Liabilities	$930,574	$732,609	$103,335	$1,508,848	$521,323	$385,021	$942,266	$—	$5,123,976

Total Financial and Derivative Net Assets	$(160,515)	$(112,165)	$(91,042)	$(36,134)	$291,057	$(103,881)	$(785,570)	$110,719	$(887,531)

Total collateral received (pledged)† ##	$(140,994)	$(111,000)	$—	$—	$291,057	$—	$(785,570)	$—

Net amount	$(19,521)	$(1,165)	$(91,042)	$(36,134)	$—	$(103,881)	$—	$110,719

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
** Included with Investments in securities on the Statement of assets and liabilities.
† Additional collateral may be required from certain brokers based on individual agreements.
# Covered by master netting agreement (Note 1).
## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

32 Putnam VT Income Fund	Putnam VT Income Fund 33

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

24,485,293	803,142	1,980,000	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

34 Putnam VT Income Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT Income Fund 35

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate; and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None	
W. Thomas Stephens Born 1942 Trustee from 1997 to 2008 and since 2009	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.	TransCanada Pipelines Ltd., an energy infrastructure company	

Interested Trustee

Robert L. Reynolds* Born 1952 Trustee since 2008 and President of the Putnam Funds since 2009	President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.	None

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

36 Putnam VT Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Income Fund 37

This report has been prepared for the shareholders	H512
of Putnam VT Income Fund.	VTAN035 292450 2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$94,440	$ —	$5,911	$ —
December 31, 2013	$94,831	$ —	$3,904	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $567,976 and $153,904 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015